UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2022

Emmaus Life Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35527	87-0419387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA	90503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 214-0065

(Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

By letter dated August 4, 2022, Robert Dickey IV resigned as a director of Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) over a disagreement with management of the company. A copy of Mr. Dickey’s letter of resignation is included as Exhibit 99.1 to this Report and incorporated herein by reference.

In response to his communications with management regarding the company’s financial condition, management advised Mr. Dickey that the company’s recent monthly sales had improved significantly since Q4 of last year and Q1 of this year and that management expects sales to continue to improve in the coming month for reasons disclosed in the company’s recent public disclosures and in the upcoming earnings release for the three and six months ended June 30, 2022. Management also provided Mr. Dickey internal projections reflecting the anticipated increase in sales, cash flows, and gradual pay down of the company’s current liabilities, as well as information regarding the company’s discussions with debt holders regarding the possible refinancing or restructuring of certain indebtedness of the company. Mr. Dickey, however, disagreed with management regarding the timeliness and adequacy of the information provided by management in response to his requests.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the accompanying Index to Exhibits, which information is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2022	Emmaus Life Sciences, Inc.

	By:	/s/ YUTAKA NIIHARA
		Name:	Yutaka Niihara, M.D., M.P.H.
		Title:	Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Letter dated August 4, 2022 from Robert Dickey IV to the Board of Directors of Emmaus Life Sciences, Inc.
104	Cover Page Interactive Date File (embedded within Inline XBRL document)